EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Eric Margenau, Chief Executive Officer of The Orlando Predators Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 18, 2003





                                            /s/  Eric Margenau
                                            -----------------------------------
                                                 Eric Margenau
                                                 Chief Executive Officer